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                                                                   EXHIBIT 10.33



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
                                                       1. CONTRACT ID NO.     PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT        NO1-HB-07148           1       2

2. AMENDMENT/MODIFICATION NO.           3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (if applicable)

        Six (6)                            See Block 16C                N/A

6. ISSUED BY                            CODE                   7. ADMINISTERED BY (if other than item 6)            CODE

National Institutes of Health
National Heart, Lung, and Blood Institute                      BDR Contracts Section, COB, DEA, NHLBI
6701 Rockledge Drive (RKL2), MSC 7902                          AIIN: 268907148
Bethesda, MD 20892-7902                                        OMB No. 0990-0115

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)                 (X)  9A.  AMENDMENT OF SOLICITATION

                                                                                                 9B.  DATED (SEE ITEM 13)

                                                                                                 10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                      NO.
Gen-Probe, Inc.
10210 Genetic Center Drive                                                                                   NO1-HB-07148
San Diego, California 92121-4362
                                                                                                 10B. DATED (SEE ITEM 13)

CODE                            FACILITY CODE                                                              January 1, 2000

                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
    [ ] is extended  [ ] is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment
on each copy of the offer sub     separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PL      OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date sp

12. ACCOUNTING AND APPROPRIATION DATA (if required)

O.C. 25.55 Doc. No. 300N1HB07148A   DUNS   115337123   EIN: 1-33-0044608-A2

                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
       NO. IN ITEM 10A.

    B. THE ABOVE NUMBER CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

(X) FAR 1.602-1 and ARTICLE G.2.

    D. OTHER (Specify type of modification and authority)

E. IMPORTANT:  Contract [ ] is not,     [X] is required to sign this document and return 2 copies to the issuing office.
                or

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To name a replacement for the Principal Investigator, and to update Schedule Articles.

AMOUNT: $7,752,879 (UNCHANGED)

CONTRACT TYPE: Cost Reimbursement (UNCHANGED)

EXPIRATION DATE: June 30, 2004 (UNCHANGED)

Except as provided herein, all terms and conditions of the document referenced Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     H.L. NORDHOFF CEO                                 (STAMP)                          Linda A. Bindseil

15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/   H.L. NORDHOFF CEO                                                       /s/  LINDA A. BINDSEIL                7/1/02
--------------------------------------------                                  ---------------------------------
(Signature of person authorized to sign.)                                     (Signature of Contracting Officer)

NSN 7540-01-152-8070                                    30-105                                        STANDARD FORM 30 (REV. 10-8
PREVIOUS EDITION UNUSABLE                                                                             Prescribed by GS
                                                                                                      FAR (48 CFR) 53.2
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CONTRACT NO. NO1-HB-07148
MODIFICATION NO. 06
PAGE 2


THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

1. ARTICLE G.2. KEY PERSONNEL, is revised to replace "Larry Mimms, Ph.D." with "Dr. Sherrol McDonough" as the Principal Investigator.

2.    ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph
      b. is updated to add:

      b. PUBLIC LAW AND SECTION NO.     FISCAL YEAR      PERIOD COVERED

          P.L. 107-116 Section 510       2002             10/01/01 - 9/30/02

3.    ARTICLE H.5. NEEDLE EXCHANGE, paragraph b. is updated to add:

      b. PUBLIC LAW AND SECTION NO.     FISCAL YEAR      PERIOD COVERED

          P.L. 107-116 Section 505       2002             10/01/01 - 09/30/02

4. ARTICLE H.8. SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraph b. is updated to add:

      b. PUBLIC LAW AND SECTION NO.     FISCAL YEAR      SALARY LIMITATION

          P.L. 107-116 Section 505       2002             $166,700

5.    ARTICLE H.10. PRESS RELEASES, paragraph b. is updated to add:

      b. PUBLIC LAW AND SECTION NO.     FISCAL YEAR       PERIOD COVERED

          P.L. 107-116 Section 507       2002              10/1/01 - 09/30/02